INVENTORY	6 Months Ended
Jun. 30, 2025
INVENTORY

5. INVENTORY

	June 30, 2025	December 31, 2024
Process material stockpiles	$2,704	$2,520
Concentrate inventory	3,052	1,861
Materials and supplies	4,760	3,230
	$10,516	$7,611

The amount of inventory recognized as an expense for the three and six months ended June 30, 2025 totaled $11,581 and 19,855 (three and six months ended June 2024 - $9,706 and $19,760). See Note 13 for further details.